UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 15, 2005

SSA Global Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51330	84-1542338
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 W. Madison, Suite 2200, Chicago, IL 60661

(Address of principal executive offices, including zip code)

(312) 258-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On September 15, 2005, SSA Global Technologies, Inc., or SSA Global, announced via a press release its financial results for the fourth quarter of fiscal year 2005 ended July 31, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SSA Global held a conference call on September 15, 2005. An audio webcast of the call will be available to the public on the Company’s website at http://investor.ssaglobal.com and will be archived for approximately three months following the call.  In addition, a replay of the call will be available approximately one hour after the conference call concludes and will remain available through Thursday, September 22nd.   To access the replay:

In the U.S. and Canada	1-888-286-8010

Outside U.S. and Canada	1-617-801-6888

Passcode	97134174

Item 9.01. Financial Statements and Exhibits

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release of SSA Global Technologies, Inc. dated September 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SSA Global Technologies, Inc.

Date: September 15, 2005	/s/ Stephen P. Earhart
Stephen P. Earhart Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SSA Global Technologies, Inc. dated September 15, 2005.